First Amendment Agreement
          AMP Incorporated Split-Dollar Life Insurance


     This FIRST AMENDMENT AGREEMENT (the "Amendment") is made this 25th day of September, 1997 by and between AMP Incorporated, a Pennsylvania corporation having its principal place of business in Harrisburg, Pennsylvania (the "Corporation"), and ____________________ (the "Employee").

     WITNESSETH:

     WHEREAS, the Corporation and the Employee entered into a Split-Dollar Life Insurance Agreement originally effective January 1, 1995 (the "Agreement") for the purpose of assisting the Employee with a personal life insurance program in recognition of the Employee's contributions to the business success of the Corporation and as an inducement to the Employee's continued employment;

     WHEREAS, Section 6.2 of the Agreement provides that the Agreement may be amended by express written agreement signed by both the Employee and a duly authorized representative of the Corporation; and

     WHEREAS, the Corporation desires, in agreement with the Employee, to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the agreements and covenants contained herein, the Corporation and the Employee, intending to be legally bound hereby, agree as follows:

     1. Section 5.4 is hereby deleted in its entirety and the following is substituted in its place:

     "5.4 Rights Upon a Change in Control.

     (a) Notwithstanding any other provision of this Agreement to the contrary, upon a "Change in Control," as hereinafter defined, this Agreement may not be terminated (except by mutual consent) by reason of the termination of the Employee's employment with the Corporation before the later of (i) the Policy anniversary date next following the Employee's 65th birthday, or (ii) the expiration of fifteen (15) Policy years from the date of the Policy, unless the Parties mutually consent to the continuation of this Agreement at that time.

     (b) For the purpose of this Agreement, a change of control of the Corporation ("Change of Control") shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

          (i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 30% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities; or

          (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved; or

          (iii) there is consummated a merger or consolidation of the Corporation with any other corporation or the issuance of voting securities of the Corporation in connection with a merger or consolidation of the Corporation (or any direct or indirect subsidiary of the Corporation) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 66 2/3% of the combined voting power of the voting securities of the Corporation, or such surviving entity or any parent thereof, outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
               Act), directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 30% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities; or

          (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

     (c) Person. For the purpose of this Agreement, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include:

          (i)  the Corporation or any of its subsidiaries;

          (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries;

          (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or

          (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

     It is expressly understood and agreed that, except as provided above, all terms, conditions and provisions contained in the Agreement shall remain in full force and effect and without any further change or modification whatsoever.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

______________________________       ________________________________
Witness for Employee Signature               Employee Signature


Attest:_________________________             AMP Incorporated
         Corporate Secretary
                                By:  ________________________________

                              Title: ________________________________